                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): August 31, 2007


                          COOPERATIVE BANKSHARES, INC.
               (Exact name of registrant as specified in charter)

 NORTH CAROLINA                      0-24626                  56-1886527
 (State or other                   (Commission               (IRS Employer
 jurisdiction of                   File Number)             Identification No.)
 incorporation)

               201 MARKET STREET, WILMINGTON, NORTH CAROLINA 28401 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (910) 343-0181

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS.
             ------------

         On September 5, 2007, Cooperative Bank (the "Bank"), the wholly owned subsidiary of Cooperative Bankshares, Inc. (the "Company"), issued a press release announcing that effective at the close of business on August 31, 2007 the Bank completed the merger of Bank of Jefferson into the Bank.

         The full text of the Bank's press release dated September 5, 2007, issued in connection with the announcement, is attached as Exhibit 99.1 and is furnished herewith.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
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       (d)   Exhibits

             Number      Description
             ------      -----------

             99.1        Press Release dated September 5, 2007

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       COOPERATIVE BANKSHARES, INC.


                                       /s/ Frederick Willetts, III
                                       -----------------------------------------
                                       Frederick Willetts, III
                                       President and Chief Executive Officer

Date: September 5, 2007